                                                                    EXHIBIT 10.1

                                LICENSE AGREEMENT

         THIS LICENSE AGREEMENT ("AGREEMENT") is entered into as of this 31st day of October 2001, by and between ADC TELECOMMUNICATIONS OY ("SOLITRA") (which is in the process of changing its name to either REMEC Oy or REMEC Finland Oy), a corporation formed under the laws of the Republic of Finland, and ADC TELECOMMUNICATIONS, INC. ("ADC"), a Minnesota corporation.

         WHEREAS, REMEC, Inc. ("REMEC"), ADC and ADC Mersum Oy ("MERSUM") have entered into that certain amended and restated Securities Purchase Agreement dated as of October 8, 2001, and effective as of October 1, 2001 (the "SECURITIES PURCHASE AGREEMENT") providing for the sale of the stock of Mersum by ADC to REMEC;

         WHEREAS, as a part of the Securities Purchase Agreement, the parties have agreed that ADC shall grant to Solitra a license to certain patents;

         WHEREAS, as a part of the Securities Purchase Agreement, the parties have agreed that Solitra shall grant to ADC and its subsidiaries a license to certain patents; and

         WHEREAS, as a part of the Securities Purchase Agreement, all other licenses to intellectual property owned by each of ADC and Mersum and their respective subsidiaries other than as expressly granted herein are terminated effective as of the Closing Date (as defined in the Securities Purchase Agreement).

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises that follow, the parties agree that:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         1.1 "ADC LICENSED PATENTS" means (i) the patents and patent applications (and any patents issuing from such applications) listed on Exhibit 1 to this Agreement and (ii) all continuing and foreign applications anywhere in the world claiming priority from the listed patents and patent applications (and all patents issuing from such applications) including, without limitation, any divisional, substitution, reissue, extension and reexamination applications, but excluding any continuation-in-part applications filed after the Closing Date.

         1.2 "SOLITRA LICENSED PATENTS" means (i) the patents and patent applications (and any patents issuing from such applications) listed on Exhibit 2 to this Agreement and (ii) all continuing and foreign applications anywhere in the world claiming priority from the listed patents and patent applications (and all patents issuing from such applications) including, without limitation, any divisional, substitution, reissue, extension and reexamination applications, but excluding any continuation-in-part applications filed after the Closing Date.

         1.3 "SOLITRA EXCLUSIVE FIELD OF USE" means the field of use specified in Exhibit 3 to this Agreement.

2.       LIMITED LICENSE

         2.1 Subject to the terms of this Agreement, ADC hereby grants to Solitra an exclusive, worldwide, royalty-free, fully paid-up, limited license under the ADC Licensed Patents to make, have made, use, sell, offer to sell, and import products included in the Solitra Exclusive Field of Use.

         2.2 Subject to the terms of this Agreement, ADC hereby grants to Solitra a nonexclusive, worldwide, royalty-free, perpetual, fully paid-up, limited license under the ADC Licensed Patents to make, have made, use, sell, offer to sell, and import any products in any field, subject always to the exclusive license granted in Section 2.1 above.

         2.3 Under the license granted in Section 2.1, Solitra may grant to third parties sublicenses to make, have made, use, sell, offer to sell, and import products in the Solitra Exclusive Field of Use subject to the terms and conditions in this Agreement.

         2.4 Subject to the terms of this Agreement, Solitra hereby grants to ADC and its subsidiaries a nonexclusive, worldwide, royalty-free, perpetual, fully paid-up, limited license under the Solitra Licensed Patents to make, have made, use, sell, offer to sell, and import any products in any field other than in the Solitra Exclusive Field of Use.

         2.5 The licenses granted in this Agreement shall be binding on any successor of ADC in ownership or control of the ADC Licensed Patents, and the obligations of Solitra shall run in favor of any such successor and of any assignee of ADC's benefits under this Agreement. The licenses granted in this Agreement shall be binding on any successor of Solitra in ownership or control of the Solitra Licensed Patents, and the obligations of ADC shall run in favor of any such successor and of any assignee of Solitra's benefits under this Agreement. The rights and licenses granted by ADC in this Agreement are personal to Solitra and may not be assigned or otherwise transferred without the written consent of ADC, which will not be unreasonably withheld. The rights and licenses granted by Solitra in this Agreement are personal to ADC and may not be assigned or otherwise transferred without the written consent of Solitra, which will not be unreasonably withheld. The preceding two sentences notwithstanding, each of the parties shall be free to assign or otherwise transfer its respective rights and obligations (i) to any other business entity controlling, controlled by or under common control with the party and (ii) to any other business entity in conjunction with the sale or transfer of substantially all of the assets associated with the party's performance under this Agreement.

         2.6 There are no other licenses, implied or otherwise, granted by ADC to Solitra or by Solitra to ADC under this Agreement. The parties each expressly reserves all other rights related to the Licensed Patents of the respective parties.

         2.7 All other licenses, express or implied, from Solitra to ADC or to its subsidiaries to intellectual property owned by Solitra and its subsidiaries other than as expressly granted under this Agreement are terminated as of the Closing Date.

3.       INFRINGEMENT OF LICENSED PATENTS BY THIRD PARTIES

         3.1     Solitra has the right:

                 (a) To bring suit against third parties in its own name, or if required by law, jointly with ADC, at Solitra's own expense and on its own behalf, for infringement of the ADC Licensed Patents due to the making, using, selling, offering to sell, or importing of products within Solitra's Exclusive Field of Use;

                 (b) In any such suit to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for such infringement; and

                 (c) To settle any claim or suit for infringement of the ADC Licensed Patents due to the making, using, selling, offering to sell, or importing of products within Solitra's Exclusive Field of Use including without limitation by granting the infringing party a sublicense under the provisions of Section 2 of this Agreement.

         3.2 In the event that Solitra reasonably determines that ADC is a necessary party to an action brought by Solitra or its successors in interest for infringement of the ADC Licensed Patents, ADC will cooperate and participate so as to maximize the chances for a successful outcome of such action. Without limitation, ADC shall provide all documentation in its possession and shall make its personnel reasonably available at Solitra's direction so as to assist Solitra in prosecuting such action.

         3.3 Except as explicitly set forth in Section 3.1, ADC shall retain the exclusive right to seek, perfect, prosecute, register, maintain, assert against third parties, or otherwise preserve and protect the ADC Licensed Patents, at ADC's sole discretion and cost. Solitra agrees to cooperate fully and promptly with ADC in its exercise of these rights. In the event that ADC decides to discontinue the prosecution or the maintenance of any patent application or patent included in the ADC Licensed Patents, ADC shall give Solitra written notice at least 30 days prior to the action to be taken and shall offer Solitra the right to assume such prosecution or maintenance at Solitra's expense without any interference from ADC.

4.       WARRANTIES AND REPRESENTATIONS

         4.1 ADC warrants and represents that (i) that ADC has not granted rights to third parties under the ADC Licensed Patents that conflict with the rights granted to Solitra hereunder; and (ii) the ADC Licensed Patents are free of any security interests.

         4.2 Except as set forth in Section 4.1 above or otherwise contained in the Securities Purchase Agreement, ADC makes no representations or warranties of any nature, either express or implied. Without limiting the generality of the foregoing, ADC makes no representations or warranties concerning:

                 (a) validity or scope of any of the ADC Licensed Patents or the Solitra Licensed Patents; or

                 (b) infringement of patents or other intellectual or proprietary rights of third parties; or

                 (c)   maintenance or filing of patents; or

                 (d) prosecution of actions or suits against third parties for infringement (except to the extent and in the circumstances stated in Article
3);

                 (e)   furnishing of any manufacturing or technical information;
or

                 (f) conferring a right to use in advertising, publicity, or otherwise any trademark or trade name of ADC; or

                 (g) granting by implication, estoppel, or otherwise, any licenses or rights under patents of ADC other than ADC Licensed Patents as defined herein, regardless of whether such other patents are dominant of or subordinate to any of the ADC Licensed Patents.

         4.3 Neither ADC or Solitra assumes any responsibilities whatever with respect to making, using, selling, offering to sell, importing, or otherwise disposing, by the other or its vendees or other transferees, of products incorporating or making use of (a) inventions licensed to the other under this Agreement or (b) information, if any, furnished under the Agreement.

5.       TERM AND TERMINATION

         This Agreement shall be effective on the date first written above and shall continue in force indefinitely subject to the right of (i) Solitra to terminate this Agreement at any time immediately upon giving written notice of termination to ADC if ADC fails to cure any material breach of this Agreement within sixty (60) days after ADC receives written notice thereof from Solitra; and (ii) ADC to terminate this Agreement immediately upon giving written notice of termination to Solitra if Solitra and/or any Solitra sublicensee fails to cure any material breach of this Agreement within sixty (60) days after Solitra receives written notice thereof from ADC.

6.       GENERAL PROVISIONS

         6.1 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement or any of the licenses granted herein without the prior written approval of the other party hereto; PROVIDED, HOWEVER, that either party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly traded securities (in which case the disclosing party, prior to making the disclosure, shall, if reasonable under the circumstances, advise the other party and give it a reasonable opportunity to comment thereon).

         6.2 NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

         6.3 ENTIRE AGREEMENT. This Agreement together with the Securities Purchase Agreement and all related documents constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they have related in any way to the subject matter hereof.

         6.4 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Except as expressly described herein, neither party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party or its successors-in-interest.

         6.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         6.6 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         6.7 NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given when delivered personally, one business day after being delivered to an overnight courier or when telecopied (with a confirming copy sent by overnight courier) or two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below (or at such other address for a party as shall be specified by like notice):

         If to ADC:

         ADC Telecommunications, Inc.
         13625 Technology Drive
         Eden Prairie, MN 55344-2252
         Attention:  Intellectual Property Attorney
         Facsimile:  (952) 917-0638

         Copy to:

         Dorsey & Whitney LLP
         50 South Sixth Street. Suite 1500
         Minneapolis, MN 55402-1498
         Attention: Robert A. Rosenbaum
         Facsimile: (612) 340-8738

         If to Solitra:

         REMEC, Inc.
         9404 Chesapeake Drive
         San Diego, CA  92120
         Attention:  Chief Executive Officer

         Facsimile:  (949) 831-2753

         Copy to:

         Heller Ehrman White & McAuliffe LLP
         333 Bush Street
         San Francisco, CA  94104-2878
         Attention:  Victor A. Hebert
         Facsimile:  (415) 772-6268

         6.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         6.9 EXPENSES. Except as expressly set forth herein, each party hereto will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         6.10 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "INCLUDING" shall mean including without limitation.

         6.11 INCORPORATION OF EXHIBITS. The Exhibits referred to in this Agreement are incorporated herein by reference and made a part hereof. The parties shall be strictly independent contractors under this Agreement, and neither party shall have the power to represent or bind the other party.

         6.12 WAIVER OF CERTAIN REMEDIES. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY PROFITS LOST BY THE OTHER PARTY OR FOR ANY CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES SUFFERED BY THE OTHER PARTY, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         6.13 SEVERABILITY. Should any provision of this Agreement be held to be void, invalid, unenforceable or illegal by a court, the validity and enforceability of the other provisions shall not be affected thereby.

         6.14 NO WAIVER OF RIGHT TO ENFORCE. Failure of either party to enforce any provision of this Agreement shall not constitute or be construed as a waiver of such provision nor of the right to enforce such provision.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized representatives. ADC TELECOMMUNICATIONS OY:

                                         By  /s/ Gokul V. Hemmady
                                             Its  Director

                                         ADC TELECOMMUNICATIONS, INC.:

                                         By  /s/  Robert E. Switz
                                             Its  Chief Financial Officer

ACKNOWLEDGED AND AGREED TO:

REMEC, INC.

By  /s/ Ronald Ragland
    Its  Chief Executive Officer and Chairman
    of the Board

                         EXHIBIT 1 TO LICENSE AGREEMENT

                              ADC LICENSED PATENTS

-----------------------------------------------------------------------------------------------------------------------------
CASE NUMBER       COUNTRY         TITLE                            APPLICATION      PATENT        FILING DATE     ISSUE DATE
                                                                   NO.              NO.
-----------------------------------------------------------------------------------------------------------------------------
100.0169-US-01    UNITED STATES   FILTER STRUCTURE INCLUDING                                      04-APR-2001
                                  CIRCUIT BOARD
-----------------------------------------------------------------------------------------------------------------------------
100.0181-US-01    UNITED STATES   CIRCUIT ARRANGEMENT FOR          09/012,264       6,023,205     23-JAN-1998     08-FEB-2000
                                  REDUCING PASSBAND RIPPLE OF A
                                  BANDPASS FILTER

-----------------------------------------------------------------------------------------------------------------------------
100.0181-CN-WO    China                                            99802360.4                     07-Dec-2000
-----------------------------------------------------------------------------------------------------------------------------
100.0181-EP-WO    EP                                               99902107.4
-----------------------------------------------------------------------------------------------------------------------------
100.0181-PCT-01   PCT                                              US99/00354                     19-Jan-1999
-----------------------------------------------------------------------------------------------------------------------------
100.0266-US-01    UNITED STATES   TUNING A CAVITY FILTER BASED ON                                 26-OCT-2001
                                  POSITIONAL DATA FOR TUNING                                      (ANTICIPATED)
                                  MEMBERS

-----------------------------------------------------------------------------------------------------------------------------
20.0004-US-01     UNITED STATES   CONNECTION ARRANGEMENT           537252           5,692,927     29-SEP-1995     02-DEC-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0004-EP-01     EP                                               95306986                       03-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0004-FN-01     Finland                                          944667           96461         05-Oct-1994     15-Mar-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0004-FR-EP     France                                           95306986                       03-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0004-GE-EP     Germany                                          95306986                       03-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0004-LT-EP     Liechtenstein                                    95306986                       03-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0004-SW-EP     Switzerland                                      95306986                       03-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0004-UK-EP     United Kingdom                                   95306986                       03-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0010-US-01     UNITED STATES   CONNECTION ARRANGEMENT           500251           5,890,913     14-JUL-1995     06-APR-1999
-----------------------------------------------------------------------------------------------------------------------------
20.0010-FN-01     Finland                                          943329           96459         12-Jul-1994     15-Mar-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0010-UK-01     United Kingdom                                   95141131         2292487       11-Jul-1995     21-Aug-1996
-----------------------------------------------------------------------------------------------------------------------------

                         EXHIBIT 2 TO LICENSE AGREEMENT

                            SOLITRA LICENSED PATENTS

-----------------------------------------------------------------------------------------------------------------------------
CASE NUMBER       COUNTRY         TITLE                            APPLICATION      PATENT        FILING DATE     ISSUE DATE
                                                                   NO.              NO.
-----------------------------------------------------------------------------------------------------------------------------
100.0155-US-01    UNITED STATES   DIELECTRIC ROD RESONATOR         09/711,598                     13-NOV-2000
-----------------------------------------------------------------------------------------------------------------------------
100.0174-US-01    UNITED STATES   CAVITY RESONATOR STRUCTURE       08/821,246       5,894,250     20-MAR-1997     13-APR-1999
                                  HAVING IMPROVED CAVITY
                                  ARRANGEMENT
-----------------------------------------------------------------------------------------------------------------------------
100.0174-CN-01    China                                            CN 98803567.7                  18-Mar-1998
-----------------------------------------------------------------------------------------------------------------------------
100.0174-EP-WO    EP                                               98911793.2                     18-Mar-1998
-----------------------------------------------------------------------------------------------------------------------------
100.0174-PCT-01   PCT                                              US98/05353                     18-Mar-1998
-----------------------------------------------------------------------------------------------------------------------------
100.0175-US-01    UNITED STATES   RESONATING STRUCTURE             08/886,990       5,969,584     02-JUL-1997     19-OCT-1999
                                  PROVIDING NOTCH AND
                                  BANDPASS FILTERING
-----------------------------------------------------------------------------------------------------------------------------
100.0175-PCT-01   PCT                                              US98/13817       ABANDONED     02-Jul-1998
-----------------------------------------------------------------------------------------------------------------------------
100.0179-US-01    US              TEMPERATURE COMPENSATION         08/878,495       5,905,419     18-JUN-1997     18-MAY-1999
                                  STRUCTURE FOR RESONATOR
                                  CAVITY
-----------------------------------------------------------------------------------------------------------------------------
100.0179-CN-01    China                                            CN 98806882.6                  17-Jun-1998
-----------------------------------------------------------------------------------------------------------------------------
100.0179-EP-WO    EP                                               98931349.9                     17-Jun-1998
-----------------------------------------------------------------------------------------------------------------------------
100.0179-PCT-01   PCT                                              US98/12664                     17-Jun-1998
-----------------------------------------------------------------------------------------------------------------------------
100.0182-US-01    UNITED STATES   COUPLING STRUCTURE FOR           09/247,380       6,232,851     10-FEB-1999     15-MAY-2001
                                  CAVITY RESONATORS
-----------------------------------------------------------------------------------------------------------------------------
100.0182-PCT-01   PCT                                              US00/03440                     10-Feb-2000
-----------------------------------------------------------------------------------------------------------------------------
100.0183-US-01    UNITED STATES   CIRCUIT ARRANGEMENT FOR          09/012,755       6,072,824     23-JAN-1998     06-JUN-2000
                                  REDUCING INTERMODULATION IN
                                  A BANDPASS FILTER SYSTEM
-----------------------------------------------------------------------------------------------------------------------------
100.0183-CN-WO    China                                            99802359                       19-Jan-1999
-----------------------------------------------------------------------------------------------------------------------------
100.0183-EP-WO    EP                                               99903156                       19-Jan-2000
-----------------------------------------------------------------------------------------------------------------------------
100.0183-PCT-01   PCT                                              US99/01013                     19-Jan-1999
-----------------------------------------------------------------------------------------------------------------------------
100.0184-US-01    UNITED STATES   METHOD AND CIRCUIT               09/019,847       5,977,835     06-FEB-1998     02-NOV-1999
                                  ARRANGEMENT FOR REDUCING
                                  PASSBAND RIPPLE OF A BANDPASS
                                  FILTER
-----------------------------------------------------------------------------------------------------------------------------
100.0184-PCT-01   PCT                                              US99/0225        ABANDONED     02-Feb-1999
-----------------------------------------------------------------------------------------------------------------------------
100.0194-US-01    UNITED STATES   HIGH DYNAMIC RANGE                                              07-MAY-2001
                                  AMPLIFICATION CIRCUIT
-----------------------------------------------------------------------------------------------------------------------------
100.0197-US-01    UNITED STATES   DYNAMIC RANGE EXTENSION FOR      09/875,322                     06-JUN-2001
                                  AN ELECTRONIC CIRCUIT
-----------------------------------------------------------------------------------------------------------------------------
100.0201-US-01    UNITED STATES   DUAL MODE RESONATOR              09/876,590                     07-JUN-2001
-----------------------------------------------------------------------------------------------------------------------------
100.0215-US-01    UNITED STATES   TUNABLE RESONATOR                09/922,542                     03-AUG-2001
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASE NUMBER       COUNTRY         TITLE                            APPLICATION      PATENT        FILING DATE     ISSUE DATE
                                                                   NO.              NO.
-----------------------------------------------------------------------------------------------------------------------------
20.0003-US-01     UNITED STATES   RESONATOR SHELL CONSTRUCTION     382989           5,635,885     03-FEB-1995     03-JUN-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0003-FN-01     Finland                                          94663            97497         11-Feb-1994     13-Sep-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0003-GE-01     Germany                                          1004396          19504396      10-Feb-1995     17-Aug-1995
-----------------------------------------------------------------------------------------------------------------------------
*20.0005-US-WO    UNITED STATES   COAXIAL RESONATOR AND            619540           5,734,306     25-MAR-1996     31-MAR-1998
                                  FILTER HAVING A MODULE
                                  BLOCK CONSTRUCTION
-----------------------------------------------------------------------------------------------------------------------------
20.0005-CN-WO     China                                            94193570.1       1058586       12-Sep-1994     15-Nov-2000
-----------------------------------------------------------------------------------------------------------------------------
20.0005-EP-WO     EP                                               94926251         0721677       12-Sep-1994     06-Dec-2000
-----------------------------------------------------------------------------------------------------------------------------
20.0005-FN-01     Finland                                          934246           94191         28-Sep-1993     13-Apr-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0005-FR-EP     France                                           94926251                       12-Sep-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0005-GE-EP     Germany                                          626392           69426392      12-Sep-1994     11-Jan-2001
-----------------------------------------------------------------------------------------------------------------------------
20.0005-IT-EP     Italy                                            94926251                       12-Sep-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0005-PCT-01    PCT                                              FI94/398                       12-Sep-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0005-RU-WO     Russia                                           WO 9509453       2142180       12-Sep-1994     27-Nov-1999
-----------------------------------------------------------------------------------------------------------------------------
20.0005-UK-EP     United Kingdom                                   94926251                       12-Sep-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0005-ES-EP     Spain                                            94926251         2152330       12-Sep-1994     01-Feb-2001
-----------------------------------------------------------------------------------------------------------------------------
20.0006-US-WO     UNITED STATES   STRIPLINE RESONATOR              635960           5,760,665     29-APR-1996     02-JUN-1998
                                  STRUCTURE FORMED ON UPPER
                                  AND LATERAL SURFACES OF
                                  SUBSTRATE PROJECTIONS
-----------------------------------------------------------------------------------------------------------------------------
20.0006-EP-WO     EP                                               94931604         727101        01-Nov-1994     25-Apr-2001
-----------------------------------------------------------------------------------------------------------------------------
20.0006-FN-01     Finland                                          934827           95179         01-Nov-1993     27-Dec-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0006-FR-EP     France                                           94931604                       01-Nov-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0006-GE-EP     Germany                                          94931604                       01-Nov-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0006-IT-EP     Italy                                            94931604                       01-Nov-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0006-PCT-01    PCT                                              FI94/490                       01-Nov-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0006-UK-EP     United Kingdom                                   94931604                       01-Nov-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0006-ES-EP     Spain                                            94931604                       01-Nov-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0007-US-WO     UNITED STATES   LUMPED-CONSTANT RESONATOR        637619           5,781,088     29-APR-1996     14-JUL-1998
                                  STRUCTURE AND METHOD FOR
                                  ADJUSTING IT
-----------------------------------------------------------------------------------------------------------------------------
20.0007-FN-01     Finland                                          934828           95515         01-Nov-1993     31-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0007-PCT-01    PCT                                              FI94/489                       01-Nov-1994
-----------------------------------------------------------------------------------------------------------------------------
20.0007-UK-WO     United Kingdom                                   967925           2297198       17-Apr-1996     03-Sep-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0008-US-01     UNITED STATES   FILTER                           678764           5,799,247     11-JUL-1996     25-AUG-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0008-FN-01     Finland                                          955385                         08-Nov-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0008-FR-01     France                                           9613682          2,741,490     08-Nov-1996     23-May-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0008-GE-EP     Germany                                          96U2019226       29619226      06-Nov-1996     16-Jan-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0008-IT-EP     Italy                                            9623260                        08-Nov-1996
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASE NUMBER       COUNTRY         TITLE                            APPLICATION      PATENT        FILING DATE     ISSUE DATE
                                                                   NO.              NO.
-----------------------------------------------------------------------------------------------------------------------------
20.0008-SE-EP     Sweden                                           9604093                        08-Nov-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0008-SW-EP     Switzerland                                      9623260                        08-Nov-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0008-UK-EP     United Kingdom                                   9623260          2307366       07-Nov-1996     08-Oct-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0009-US-01     UNITED STATES   FILTER                           851446           5,874,872     05-MAY-1997     23-FEB-1999
-----------------------------------------------------------------------------------------------------------------------------
20.0009-DE-01     Denmark                                                                         01-Jan-2001
-----------------------------------------------------------------------------------------------------------------------------
20.0009-EP-01     EP                                               97660053                       05-May-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0009-FN-01     Finland                                          961940                         05-May-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0009-FR-EP     France                                           97660053                       05-May-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0009-GE-EP     Germany                                          97U2008224       29708224.8    07-May-1997     10-Jul-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0009-IT-EP     Italy                                            97660053                       05-May-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0009-LT-EP     Liechtenstein                                    97660053                       05-May-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0009-NE-01     Netherlands                                                                     01-Jan-2001
-----------------------------------------------------------------------------------------------------------------------------
20.0009-SE-EP     Sweden                                           97660053                       05-May-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0009-SW-EP     Switzerland                                      97660053                       05-May-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0009-UK-EP     United Kingdom                                   979242           2312993       07-May-1997     01-Jul-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0009-ES-EP     Spain                                            97660053                       05-May-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0011-US-01     UNITED STATES   INTEGRAL RESONATORS FOR A        678763           5,892,419     11-JUL-1996     06-APR-1999
                                  FILTER AND A METHOD FOR
                                  MANUFACTURING THEREOF
-----------------------------------------------------------------------------------------------------------------------------
20.0011-EP-01     EP                                               96660063                       29-Sep-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0011-FN-01     Finland                                          954562                         26-Sep-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0011-FR-EP     France                                           96660063                       29-Sep-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0011-GE-EP     Germany                                          96660063                       29-Sep-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0011-LT-EP     Liechtenstein                                    96660063                       29-Sep-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0011-SE-EP     Sweden                                           96660063                       29-Sep-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0011-SW-EP     Switzerland                                      96660063                       29-Sep-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0011-UK-EP     United Kingdom                                   96660063                       29-Sep-1996
-----------------------------------------------------------------------------------------------------------------------------
*20.0012-US-WO    UNITED STATES   RESONATOR RESONANT               849973           5,923,233     20-JUN-1997     13-JUL-1999
                                  FREQUENCY TUNING
-----------------------------------------------------------------------------------------------------------------------------
20.0012-AU-WO     Australia                                        9642625          689685        21-Dec-1995     02-Apr-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0012-EP-WO     EP                                               95941109                       21-Dec-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0012-FN-01     Finland                                          945985           97754         21-Dec-1994     31-Oct-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0012-FR-EP     France                                           95941109                       21-Dec-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0012-GE-EP     Germany                                          95941109                       21-Dec-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0012-PCT-01    PCT                                              FI95/695                       21-Dec-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0012-UK-EP     United Kingdom                                   95941109                       21-Dec-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0012-ES-EP     Spain                                            95941109                       21-Dec-1995
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASE NUMBER       COUNTRY         TITLE                            APPLICATION      PATENT        FILING DATE     ISSUE DATE
                                                                   NO.              NO.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
20.0013-US-01     UNITED STATES   FILTER HAVING PART OF A          691938           5,990,763     05-AUG-1996     23-NOV-1999
                                  RESONATOR AND INTEGRAL
                                  SHELL EXTRUDED FROM ONE
                                  BASIC BLOCK
-----------------------------------------------------------------------------------------------------------------------------
20.0013-EP-01     EP                                               97660077                       07-Jul-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0013-FN-EP     Finland                                          97660077                       07-Jul-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0013-FR-EP     France                                           97660077                       07-Jul-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0013-GE-EP     Germany                                          97660077                       07-Jul-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0013-IT-EP     Italy                                            97660077                       07-Jul-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0013-LT-EP     Liechtenstein                                    97660077                       07-Jul-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0013-SE-EP     Sweden                                           97660077                       07-Jul-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0013-SW-EP     Switzerland                                      97660077                       07-Jul-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0013-UK-EP     United Kingdom                                   97660077                       07-Jul-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0013-US-D1     UNITED STATES   FILTER HAVING PART OF A          09/343,631       6,167,739     30-JUN-1999     02-JAN-2001
                                  RESONATOR AND INTEGRAL
                                  SHELL EXTRUDED FROM ONE
                                  BASIC BLOCK
-----------------------------------------------------------------------------------------------------------------------------
20.0014-US-01     UNITED STATES   FILTER, METHOD OF                243290           6,111,483     02-FEB-1999     29-FEB-2000
                                  MANUFACTURING SAME AND
                                  COMPONENT OF A FILTER SHELL
                                  CONSTRUCTION
-----------------------------------------------------------------------------------------------------------------------------
20.0014-EP-01     EP                                               99660021                       03-Feb-1999
-----------------------------------------------------------------------------------------------------------------------------
20.0014-FN-01     Finland                                          980257           104591        04-Feb-1998     29-Feb-2000
-----------------------------------------------------------------------------------------------------------------------------
20.0014-GE-EP     Germany                                          99660021                       03-Feb-1999
-----------------------------------------------------------------------------------------------------------------------------
20.0014-IT-EP     Italy                                            99660021                       03-Feb-1999
-----------------------------------------------------------------------------------------------------------------------------
20.0014-SE-EP     Sweden                                           99660021                       03-Feb-1999
-----------------------------------------------------------------------------------------------------------------------------
20.0014-UK-EP     United Kingdom                                   99660021                       03-Feb-1999
-----------------------------------------------------------------------------------------------------------------------------
20.0016-US-01     UNITED STATES   FILTER AND TUNING ELEMENT        09/211,260       6,198,363     14-DEC-1998     06-MAR-2001
-----------------------------------------------------------------------------------------------------------------------------
20.0016-EP-01     EP                                               98660142                       15-Dec-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0016-FN-01     Finland                                          974517           106,658       15-Dec-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0016-FR-EP     France                                           98660142                       15-Dec-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0016-GE-EP     Germany                                          98660142                       15-Dec-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0016-IT-EP     Italy                                            98660142                       15-Dec-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0016-LT-EP     Liechtenstein                                    98660142                       15-Dec-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0016-SE-EP     Sweden                                           98660142                       15-Dec-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0016-SW-EP     Switzerland                                      98660142                       15-Dec-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0016-UK-EP     United Kingdom                                   98660142                       15-Dec-1998
-----------------------------------------------------------------------------------------------------------------------------
20.0017-US-WO     UNITED STATES   RESONATOR FILTER HAVING A        09/284,883       6,198,364     24-OCT-1997     06-MAR-2001
                                  FREQUENCY REGULATING MEANS
                                  WITH AT LEAST ONE TURN
-----------------------------------------------------------------------------------------------------------------------------
20.0017-EP-WO     EP                                               97910475                       24-Oct-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0017-FN-01     Finland                                          964320           106583        25-Oct-1996
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASE NUMBER       COUNTRY         TITLE                            APPLICATION      PATENT        FILING DATE     ISSUE DATE
                                                                   NO.              NO.
-----------------------------------------------------------------------------------------------------------------------------
20.0017-FR-EP     France                                           97910475                       24-Oct-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0017-GE-EP     Germany                                          97910475                       24-Oct-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0017-IT-EP     Italy                                            97910475                       24-Oct-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0017-LT-EP     Liechtenstein                                    97910475                       24-Oct-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0017-PCT-01    PCT                                              FI97/651                       24-Oct-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0017-SE-EP     Sweden                                           97910475                       24-Oct-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0017-SW-EP     Switzerland                                      97910475                       24-Oct-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0017-UK-EP     United Kingdom                                   97910475                       24-Oct-1997
-----------------------------------------------------------------------------------------------------------------------------
20.0018-FN-01     FINLAND         MULTICAVITY FILTER HOUSING       952728           102,431       02-JUN-1995     30-NOV-1998
                                  CONSTRUCTION
-----------------------------------------------------------------------------------------------------------------------------
20.0019-FN-01     FINLAND         METHOD TO INTEGRATE RADIO        962117           100,756       17-MAY-1996     13-FEB-1998
                                  TRANSMITTER AND RECEIVER IN
                                  TO SAME COMMON ANTENNA
-----------------------------------------------------------------------------------------------------------------------------
20.0020-FN-01     FINLAND         PRODUCTION AND DESIGN OF AN      990722                         31-MAR-1999
                                  EXTRUDED CAPSULE SYSTEM
-----------------------------------------------------------------------------------------------------------------------------
20.0021-FN-01     FINLAND         HELIX-RESONATOR                  884503           80,163        30-SEP-1986     11-AUG-1992
-----------------------------------------------------------------------------------------------------------------------------
20.0022-FN-01     FINLAND         DUPLEX FILTER                    91158            89,429        11-JAN-1991     15-JUN-1993
-----------------------------------------------------------------------------------------------------------------------------
*20.0023-FN-01    FINLAND         FILTER                           933364           94,574        28-JUL-1993     15-JUN-1995
-----------------------------------------------------------------------------------------------------------------------------
*20.0024-FN-01    FINLAND         RESONATOR CONSTRUCTION           933365           94,576        28-JUL-1993     15-JUN-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0026-FN-01     FINLAND         FILTER MANUFACTURED WITH         991,145                        19-MAY-1999
                                  CERAMIC COAXIAL RESONATORS
                                  IN WHICH SEVERAL
                                  RESONATORS HAVE BEEN PLACED
                                  INTO THE SAME CERAMIC PIECE
-----------------------------------------------------------------------------------------------------------------------------
20.0026-PCT-01    PCT                                              FI00/00447                     18-May-2000
-----------------------------------------------------------------------------------------------------------------------------
20.0027-US-01     UNITED STATES   ARRANGEMENTS OF INNER            09/727,936                     01-DEC-2000
                                  CONDUCTOR RESONATOR DESIGN
                                  AND METHOD OF CONNECTING IT
-----------------------------------------------------------------------------------------------------------------------------
20.0027-EP-01     Europe                                           00660219.7                     30-Nov-2000
-----------------------------------------------------------------------------------------------------------------------------
20.0027-FN-01     Finland                                          992580                         01-Dec-1999
-----------------------------------------------------------------------------------------------------------------------------
20.0028-EP-01     EP              CONNECTION ARRANGEMENT           95306987         706239        03-OCT-1995     07-MAR-2001
-----------------------------------------------------------------------------------------------------------------------------
20.0028-FN-01     Finland                                          944666           96460         05-Oct-1994     15-Mar-1996
-----------------------------------------------------------------------------------------------------------------------------
20.0028-FR-EP     France                                           95306987                       03-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0028-GE-EP     Germany                                          95306987         69520250      03-Oct-1995     12-Apr-2001
-----------------------------------------------------------------------------------------------------------------------------
20.0028-SW-EP     Switzerland                                      95306987                       03-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0028-LI-EP     Liechtenstein                                    95306987                       03-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
20.0028-UK-EP     United Kingdom                                   95306987                       03-Oct-1995
-----------------------------------------------------------------------------------------------------------------------------
*20.0029-FN-01    FINLAND         RESONATOR                        864,509          75,450        06-NOV-1986     09-JUN-1988
-----------------------------------------------------------------------------------------------------------------------------
20.0031-US-01     UNITED STATES   METHOD OF MANUFACTURING          09/725,435                     29-NOV-2000
                                  INNER CONDUCTOR OF
                                  RESONATOR AND INNER
                                  CONDUCTOR OF RESONATOR
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASE NUMBER       COUNTRY         TITLE                            APPLICATION      PATENT        FILING DATE     ISSUE DATE
                                                                   NO.              NO.
-----------------------------------------------------------------------------------------------------------------------------
20.0031-EP-01     EP                                               00660218.9                     29-Nov-2000
-----------------------------------------------------------------------------------------------------------------------------
20.0031-FN-01     Finland                                          992581                         01-Dec-1999
-----------------------------------------------------------------------------------------------------------------------------

                         EXHIBIT 3 TO LICENSE AGREEMENT

                         SOLITRA EXCLUSIVE FIELD OF USE

The Solitra Exclusive Field of Use is defined as follows:

1.     The Solitra Exclusive Field of Use consists of:

       1.1 The following products when offered for sale for inclusion in an RF base station system as individual components or when packaged together as an integrated sub-system and offered for sale for inclusion in an RF base station system, the RF base station system consisting at least of a radio transmitter and receiver, controller, and modulation and demodulation equipment; the integrated sub-system consisting solely of one or more of these components:

     -   Filters
     -   Combiners
     -   RF Amplifiers
     -   Splitters
     -   Bias Tees and PDUs
     -   Antenna Line monitoring systems

       2.1 With the exception of the products of the Business being divested pursuant to the transactions contemplated by the Stock Purchase Agreement, the Solitra Exclusive Field of Use does not include any ADC product or service existing as of the Closing Date (as that term is defined in the Stock Purchase Agreement) marketed, designed, or developed by any current unit of ADC together with any improvements, upgrades, and modifications thereto. However, no such improvements, upgrades, or modifications will result in a product or products that compete directly with those set forth in Section 1.1 above.

       2.2. The Solitra Exclusive Field of Use does not include any application that includes repeaters, receipt of digital information, digitization, or transport of RF signals, even if such application includes one or more of the components set forth above in section 1.1.